UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): August 30, 2013

Milagro Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-177534 (Commission File Number)	26-1307173 (I.R.S. Employer Identification No.)

1301 McKinney, Suite 500, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 750-1600
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01 Other Events

On August 30, 2013, the Company issued a press release announcing that it extended the expiration date for its previously announced private exchange offer and consent solicitation through October 31, 2013. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired None.

(b)	Pro Forma Financial Information None.

(c)	Shell Company Transactions None.

(d)	Exhibits *99.1 Press release dated August 30, 2013.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milagro Oil & Gas, Inc.

Dated: August 30, 2013	/s/ Robert D. LaRocque
Robert D. LaRocque
Chief Financial Officer

Exhibit Index

*99.1          Press release dated August 30, 2013.

                   * Filed herewith